Domo Announces Third Quarter Fiscal 2022 Financial Results

Silicon Slopes, Utah - December 2, 2021 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal third quarter ended October 31, 2021.

Fiscal Third Quarter Results
•Total revenue was $65.1 million, an increase of 21% year over year
•Subscription revenue was $56.6 million, an increase of 21% year over year
•Subscription revenue represented 87% of total revenue
•Billings were $70.2 million or 26% year-over-year growth
•Remaining Performance Obligations (RPO) was $296.9 million as of October 31, 2021, an increase of 19% year over year
•RPO expected to be recognized as revenue in the next twelve months was $190.6 million as of October 31, 2021, an increase of 24% year over year
•Net cash provided by operating activities was $0.03 million
•GAAP subscription gross margin was 81%, an improvement of 1 percentage point from Q3 FY21
•Non-GAAP subscription gross margin was 83%, an improvement of 2 percentage points from Q3 FY21
•GAAP operating margin declined by 3 percentage points year over year
•Non-GAAP operating margin improved by 6 percentage points year over year
•GAAP net loss was $28.5 million, and GAAP net loss per share was $0.88, based on 32.4 million weighted-average shares outstanding
•Non-GAAP net loss was $10.3 million, and non-GAAP net loss per share was $0.32, based on 32.4 million weighted-average shares outstanding
•Cash and cash equivalents were $84.2 million as of October 31, 2021

“We delivered strong results for the quarter, driven by continued market demand for our core modern BI solution and fueled by increasing demand for data-enabled apps to help our customers run their businesses on the Domo platform,” said Josh James, founder and CEO, Domo.

Recent Highlights
We believe the following recognition and research demonstrate our commitment to product innovation, go-to-market initiatives and customer success:

•Domo was named a Leader in Nucleus Research’s 2021 Value Matrix for Embedded Analytics Technology.

•Domo was named to Inc.’s first annual Best-Led Companies list — a select, data-driven list of the very strongest U.S. firms with revenue of $50 million to $2 billion.

•Domo was named to Constellation Research's ShortList™ for Cloud-Based Business Intelligence and Analytics Platforms for Q3 2021 and for Marketing Analytics Solutions for Q3 2021.

•Domo launched Sandbox, a new development and testing environment built on the Domo platform, to help customers more easily create and promote content into production across the enterprise.

Business Outlook
Based on information available as of December 2, 2021, Domo is providing the following guidance for its fourth fiscal quarter and full year fiscal 2022:
Q4 Fiscal 2022
•Revenue is expected to be in the range of $66.5 million to $67.5 million
•Non-GAAP net loss per share is expected to be between $0.37 and $0.41 based on 32.8 million weighted-average shares outstanding
Full Year Fiscal 2022
•Revenue is expected to be in the range of $254.5 million to $255.5 million
•Non-GAAP net loss per share is expected to be between $1.26 and $1.30 based on 32.0 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2022 third quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting https://conferencingportals.com/event/zYvDlnjs. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 770-2030 or (647) 362-9199 with conference ID #41576 following the completion of the conference call until 11:59 p.m. (ET) December 16, 2021.

About Domo
Domo (Nasdaq: DOMO) is the Business Cloud, transforming the way business is managed by delivering Modern BI for AllTM. With Domo, critical processes that took weeks, months or more can now be done on-the-fly, in minutes or seconds, at unbelievable scale. For more information, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, adjusted net cash used in operating activities, and free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for our fourth fiscal quarter and full fiscal year 2022, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 1, 2021 and the Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2021 expected to be filed with the SEC on or about December 10, 2021, as well as risks to our business related to the COVID-19 pandemic.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo, Domo Business Cloud and Domo is the Business Cloud are registered trademarks of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2020	2021	2020	2021
Revenue:
Subscription	$46,906	$56,621	$133,689	$163,399
Professional services and other	6,739	8,460	19,648	24,569
Total revenue	53,645	65,081	153,337	187,968
Cost of revenue:
Subscription (1)	9,372	10,514	27,288	29,590
Professional services and other (1)	5,106	6,630	14,948	19,030
Total cost of revenue	14,478	17,144	42,236	48,620
Gross profit	39,167	47,937	111,101	139,348

Operating expenses:
Sales and marketing (1)	29,609	37,503	86,089	104,335
Research and development (1)	16,504	21,984	49,874	57,511
General and administrative (1), (2)	11,929	13,430	31,355	36,032
Total operating expenses	58,042	72,917	167,318	197,878
Loss from operations	(18,875)	(24,980)	(56,217)	(58,530)

Other expense, net (1)	(3,215)	(3,471)	(8,356)	(10,238)
Loss before income taxes	(22,090)	(28,451)	(64,573)	(68,768)
Provision for income taxes	131	62	446	89
Net loss	$(22,221)	$(28,513)	$(65,019)	$(68,857)

Net loss per share (basic and diluted)	$(0.75)	$(0.88)	$(2.24)	$(2.17)
Weighted-average number of shares (basic and diluted)	29,533	32,363	28,998	31,758

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$377	$800	$750	$1,768
Professional services and other	273	563	494	1,168
Sales and marketing	3,301	6,718	7,670	15,192
Research and development	2,716	5,363	6,595	10,603
General and administrative	3,452	4,543	8,172	11,596
Other expense, net	172	176	267	524
Total stock-based compensation expenses	$10,291	$18,163	$23,948	$40,851

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$60	$60

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	October 31,
	2021	2021
Assets
Current assets:
Cash and cash equivalents	$90,794	$84,245
Accounts receivable, net	48,272	38,895
Contract acquisition costs	13,894	13,795
Prepaid expenses and other current assets	12,216	7,314
Total current assets	165,176	144,249

Property and equipment, net	14,745	16,998
Right-of-use assets	3,663	17,738
Contract acquisition costs, noncurrent	18,605	18,474
Intangible assets, net	3,356	2,895
Goodwill	9,478	9,478
Other assets	1,415	1,301
Total assets	$216,438	$211,133

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$1,085	$12,021
Accrued expenses and other current liabilities	51,950	44,903
Lease liabilities	3,808	3,117
Current portion of deferred revenue	129,079	130,385
Total current liabilities	185,922	190,426

Lease liabilities, noncurrent	1,556	17,565
Deferred revenue, noncurrent	3,173	2,352
Other liabilities, noncurrent	9,637	10,495
Long-term debt	99,609	102,852
Total liabilities	299,897	323,690

Commitments and contingencies

Stockholders' deficit:
Common stock	30	32
Additional paid-in capital	1,038,006	1,077,993
Accumulated other comprehensive income	877	647
Accumulated deficit	(1,122,372)	(1,191,229)
Total stockholders' deficit	(83,459)	(112,557)
Total liabilities and stockholders' deficit	$216,438	$211,133

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2020	2021	2020	2021
Cash flows from operating activities
Net loss	$(22,221)	$(28,513)	$(65,019)	$(68,857)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,126	1,533	3,490	3,789
Non-cash lease expense	1,044	1,224	2,997	3,540
Amortization of contract acquisition costs	3,657	3,944	10,577	11,779
Stock-based compensation	10,291	18,163	23,948	40,851
Other, net	1,634	877	3,456	2,663
Changes in operating assets and liabilities:
Accounts receivable, net	(2,855)	(7,746)	10,179	9,377
Contract acquisition costs	(4,047)	(4,354)	(9,939)	(11,719)
Prepaid expenses and other assets	474	664	4,039	4,949
Accounts payable	2,991	4,652	2,397	10,965
Operating lease liabilities	(996)	(669)	(2,564)	(2,380)
Accrued and other liabilities	5,159	5,131	506	(5,972)
Deferred revenue	2,027	5,123	(3,487)	485
Net cash (used in) provided by operating activities	(1,716)	29	(19,420)	(530)

Cash flows from investing activities
Purchases of property and equipment	(1,105)	(1,547)	(4,259)	(4,965)
Purchases of securities available for sale	—	—	(11,149)	—
Proceeds from maturities of securities available for sale	4,900	—	29,200	—
Purchases of intangible assets	(6)	—	(111)	—
Net cash provided by (used in) investing activities	3,789	(1,547)	13,681	(4,965)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	3,099	—	6,748	4,133
Shares repurchased for tax withholdings on vesting of restricted stock	(194)	(1,280)	(717)	(8,858)
Proceeds from exercise of stock options	446	745	2,505	3,908
Net cash provided by (used in) financing activities	3,351	(535)	8,536	(817)
Effect of exchange rate changes on cash and cash equivalents	(66)	(75)	173	(237)
Net increase (decrease) in cash and cash equivalents	5,358	(2,128)	2,970	(6,549)
Cash and cash equivalents at beginning of period	78,455	86,373	80,843	90,794
Cash and cash equivalents at end of period	$83,813	$84,245	$83,813	$84,245

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2020	2021	2020	2021
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$46,906	$56,621	$133,689	$163,399
Cost of revenue:
Subscription	9,372	10,514	27,288	29,590
Subscription gross profit on a GAAP basis	37,534	46,107	106,401	133,809
Subscription gross margin on a GAAP basis	80%	81%	80%	82%

Stock-based compensation	377	800	750	1,768
Subscription gross profit on a non-GAAP basis	$37,911	$46,907	$107,151	$135,577
Subscription gross margin on a non-GAAP basis	81%	83%	80%	83%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$58,042	$72,917	$167,318	$197,878
Stock-based compensation	(9,469)	(16,624)	(22,437)	(37,391)
Amortization of certain intangible assets	(20)	(20)	(60)	(60)
Total operating expenses on a non-GAAP basis	$48,553	$56,273	$144,821	$160,427

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(18,875)	$(24,980)	$(56,217)	$(58,530)
Stock-based compensation	10,119	17,987	23,681	40,327
Amortization of certain intangible assets	20	20	60	60
Operating loss on a non-GAAP basis	$(8,736)	$(6,973)	$(32,476)	$(18,143)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(35)%	(38)%	(37)%	(31)%
Stock-based compensation	19	27	16	21
Operating margin on a non-GAAP basis	(16)%	(11)%	(21)%	(10)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(22,221)	$(28,513)	$(65,019)	$(68,857)
Stock-based compensation	10,291	18,163	23,948	40,851
Amortization of certain intangible assets	20	20	60	60
Net loss on a non-GAAP basis	$(11,910)	$(10,330)	$(41,011)	$(27,946)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.75)	$(0.88)	$(2.24)	$(2.17)
Stock-based compensation	0.35	0.56	0.83	1.29
Net loss per share on a non-GAAP basis	$(0.40)	$(0.32)	$(1.41)	$(0.88)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2020	2021	2020	2021
Billings:
Total revenue	$53,645	$65,081	$153,337	$187,968
Add:
Deferred revenue (end of period)	103,075	130,385	103,075	130,385
Deferred revenue, noncurrent (end of period)	3,182	2,352	3,182	2,352
Less:
Deferred revenue (beginning of period)	(101,982)	(126,381)	(105,290)	(129,079)
Deferred revenue, noncurrent (beginning of period)	(2,248)	(1,233)	(4,454)	(3,173)
Increase (decrease) in deferred revenue (current and noncurrent)	2,027	5,123	(3,487)	485
Billings	$55,672	$70,204	$149,850	$188,453

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Adjusted Net Cash Provided by (Used in) Operating Activities:
Net cash (used in) provided by operating activities	$(1,716)	$29	$(19,420)	$(530)
Proceeds from shares issued in connection with employee stock purchase plan	3,099	—	6,748	4,133
Adjusted net cash provided by (used in) operating activities	$1,383	$29	$(12,672)	$3,603

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Free Cash Flow:
Net cash (used in) provided by operating activities	$(1,716)	$29	$(19,420)	$(530)
Proceeds from shares issued in connection with employee stock purchase plan	3,099	—	6,748	4,133
Purchases of property and equipment	(1,105)	(1,547)	(4,259)	(4,965)
Free cash flow	$278	$(1,518)	$(16,931)	$(1,362)